PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 25 MARCH 2004 TO 24 JUNE 2004

	Class A Notes		A$ Class B Notes
NOTE INFORMATION

Original Principal Balance of each class of Note at the time of their issue	US$	1,000,000,000	A$	63,000,000

Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$	535,850,900	A$	63,000,000

Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$	61,235,900	A$	0

Principal Balance of each class of Note after payments referred to above have been applied	US$	474,615,000	A$	63,000,000

Note Factor at the end of the Quarterly Payment Date		0.474615000		1.000000000

Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$	1,739,134	A$	952,497

LIBOR / BBSW in respect of this quarterly period		1.11000%		5.4883%

Rate of interest payable on each class of Note in respect of this quarterly period		1.27000%		5.9983%

SUBORDINATION LEVELS

Moody’s indicative required subordination level at time of issue		3.00%
Standard & Poor’s indicative required subordination level at time of issue		1.85%
Fitch indicative required subordination level at time of issue		2.60%
Initial Subordination Level provided on the Closing Date		3.50%
Actual Subordination Level on this Quarterly Payment Date		7.09%

A$ REDRAW NOTES AND A$ SUBORDINATED NOTES

As at 17 June 2004 no A$ Redraw Notes or A$ Subordinated Notes have been issued

REDRAW FACILITY

Redraw Facility Limit as at 17 June 2004	A$	5,000,000

Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal repaid during the quarterly period	A$	0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$	6,922
Interest paid on Redraw Facility Principal during the quarterly period	A$	3,358

PRINCIPAL CASH BALANCE IN AUD

Principal Cash Balance at the commencement of this Quarterly Payment Date	A$	4,974,570
Principal Cash Balance at the end of this Quarterly Payment Date	A$	4,442,090

INCOME RESERVE IN AUD

Income Reserve at the commencement of this Quarterly Payment Date	A$	0
Income Reserve at the end of this Quarterly Payment Date	A$	0

COLLECTION INFORMATION IN AUD

Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$	128,200,213
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$	4,442,090
Less : Income Reserve at the end of the Quarterly Payment Date	A$	0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$	123,758,123
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$	17,260,746

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	106,497,376

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$	106,497,376
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$	0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	106,497,376

US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$	61,235,900

(1) The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 25 MARCH 2004 TO 24 JUNE 2004 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

			Maximum Current
		Number of Housing	Housing Loan	Minimum Current
	Number of Housing Loans	Loan Accounts	Balance	Housing Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	5,213	6,355	A$865,363	A$0

		Weighted Average
	Weighted Average Original	Current	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	74.97%	68.77%	95.00%	A$1,493,003,667

		Outstanding Balance	Outstanding Balance
	Outstanding Balance of	of Fixed Rate	of Variable Rate	Average Current
	Housing Loans	Housing Loans	Housing Loans	Housing Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$883,975,143	A$78,216,470	A$805,758,673	A$169,571

		Weighted Average
	Maximum Remaining Term	Remaining	Weighted Average	Stated Income
	To Maturity	Term to Maturity	Seasoning	Proportion
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	343 months	323 months	36 months	8.93%

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$0

DELINQUENCY INFORMATION

As at the opening of business on June 1, 2004.

			Outstanding Balance
			of the Applicable	Percentage of Pool by
		Percentage of Pool	Delinquent Housing	Outstanding Balance
	Number of Housing Loans	by number	Loans	of Housing Loans
30 - 59 days	20	0.31%	A$4,073,133	0.46%
60 - 89 days	7	0.11%	A$ 994,224	0.11%
90 - 119 days	3	0.05%	A$ 732,399	0.08%
Greater than 120 days	4	0.06%	A$1,003,250	0.11%

Total Arrears	34	0.53%	A$6,803,006	0.76%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on June 1, 2004.

Amount of mortgage insurance claims made:	A$	159,977
Amount of mortgage insurance claims paid:	A$	159,977
Amount of mortgage insurance claims pending:	A$	0
Amount of mortgage insurance claims denied:	A$	0